Exhibit 10.1

Execution Version

HVF II SERIES 2013-A FORBEARANCE AGREEMENT

This HVF II SERIES 2013-A FORBEARANCE AGREEMENT, dated as of May 4, 2020 (this “Forbearance Agreement”), by and among The Hertz Corporation, a Delaware corporation (“Hertz”), Hertz Vehicle Financing LLC (“HVF”), Hertz Vehicle Financing II LP, a Delaware special purpose limited partnership (“HVF II”), whose general partner is HVF II GP Corp., a Delaware special purpose corporation, and whose limited partner is Hertz, DTG Operations, Inc., an Oklahoma corporation (“DTG” and together with Hertz, HVF, and HVF II, the “Hertz Parties”), Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”), and the several financial institutions that serve as committed note purchasers, the several commercial paper conduits, and certain funding agents for the investor groups, in each case, listed on Schedule I hereto (collectively, the “Forbearing Noteholders” and, together with the Administrative Agent, the “Forbearing Parties”).

Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned (or incorporated by reference) thereto in the Sixth Amended and Restated Series 2013-A Supplement, dated as of February 21, 2020 (the “Series 2013-A Supplement”), by and among HVF II, The Bank of New York Mellon Trust Company, N.A. (“BNYM”), as trustee (the “Trustee”), Hertz, as administrator, the Administrative Agent, certain committed note purchasers party thereto from time to time, certain conduit investors party thereto from time to time, and certain funding agents for the investor groups party thereto from time to time, to the Amended and Restated Group I Supplement, dated as of October 31, 2014 (as amended, modified or supplemented prior to the date hereof, exclusive of Series Supplements, the “Group I Supplement”), to the Amended and Restated Base Indenture, dated as of October 31, 2014 (as amended, modified or supplemented prior to the date hereof, exclusive of Group Supplements and Series Supplements, the “Base Indenture”), each between HVF II and the Trustee.

RECITALS

WHEREAS, Hertz has informed the Forbearing Parties of the recent, sudden and dramatic impacts of the COVID-19 pandemic on its business particularly and its industry generally;

WHEREAS, pursuant to the Group I HVF Lease, on each Payment Date, each Group I Lessee thereunder is obligated to pay HVF thereunder certain amounts with respect to each Vehicle leased by such Group I Lessee during the Related Month with respect to such Payment Date (such amounts payable by any Group I Lessee thereunder, the “Lessee Payment Obligations”);

WHEREAS, with respect to the Payment Date occurring on April 27, 2020, Hertz has notified the Series 2013-A Noteholders that the Group I Lessees (including, without limitation, Hertz and DTG) under the Group I HVF Lease may not pay any of the Lessee Payment Obligations with respect to such Payment Date other than the Monthly Variable Rent (in an amount sufficient to cause the payment of the Series 2013-A Monthly Interest and all interest on all other Group I Notes) payable by such Group I Lessees with respect to such Payment Date and, as of the date hereof, Hertz has failed to pay such amounts (such failure to pay such Lessee Payment Obligations other than such Monthly Variable Rent (in an amount sufficient to cause the payment of the Series 2013-A Monthly Interest and all interest on all other Group I Notes) with respect to such Payment Date, the “Specified Lease Payment Default”), which Specified Lease Payment Default would result in a Series 2013-A Liquidation Event (following certain cure or grace periods as set forth in the Series 2013-A Related Documents);

WHEREAS, Hertz has also notified the Series 2013-A Noteholders that it may not pay (as guarantor, indemnitor or otherwise) and, as of the date hereof, Hertz has not paid, any amounts payable by it under any Series 2013-A Related Document with respect to the Specified Lease Payment Default (such failure to pay, the “Parallel Hertz Payment Default”, and together with the Specified Lease Payment Default, the “Specified Lease Default”);

WHEREAS, the Hertz Parties desire certain relief with respect to any Series 2013-A Liquidation Event that would occur as a result of a Specified Lease Default;

WHEREAS, the Hertz Parties desire certain relief with respect to any Series 2013-A Liquidation Event that would occur as a result of the occurrence or continuance of a Group I Aggregate Asset Amount Deficiency.

WHEREAS, the parties hereto have agreed to enter into this Forbearance Agreement;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

SECTION 1.                  Defined Terms. As used herein, the following terms shall have the respective meanings set forth below (except as set forth herein, references to an agreement or document shall include the preamble, recitals, all attachments, schedules, annexes, exhibits and joinders to such agreement or document, and are to such agreement or document (including all such attachments, schedules, annexes, exhibits and joinders to such agreement or document) without giving effect to any amendments, supplements, restatements, or other modifications):

“Alternate LC Facility Waiver and Amendment” shall mean that certain waiver, forbearance and amendment, dated as of the date hereof, by and among Hertz, the several banks and other financial institutions parties thereto as lenders and Goldman Sachs Mortgage Company, as administrative agent and issuing lender in connection with that certain credit agreement, dated as of December 13, 2019, among Hertz, the several banks and other financial institutions from time to time parties thereto and Goldman Sachs Mortgage Company, as administrative agent and issuing lender.

“Contractual Obligation” means, as to any Person, any provision of any material security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the European Union.

“LC Facility Waiver and Amendment” shall mean that certain waiver, forbearance and first amendment dated as of the date hereof by and among Hertz, the several banks and other financial institutions parties thereto as lenders, Barclays Bank PLC, as administrative agent and other parties party thereto in connection with that certain Letter of Credit Agreement, dated as of November 2, 2017, among Hertz, the several banks and other financial institutions from time to time parties thereto, Barclays Bank PLC, as administrative agent and as collateral agent and other parties thereto.

“Liquidity Report”: as defined in Section 4(a)(ii).

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Requirement of Law” means as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any law, statute, ordinance, code, decree, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property or to which such Person or any of its material property is subject, including laws, ordinances and regulations pertaining to zoning, occupancy and subdivision of real properties; provided that the foregoing shall not apply to any non-binding recommendation of any Governmental Authority.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of Hertz and the other Hertz Parties taken as a whole or (b) the validity or enforceability as to the Hertz Parties (taken as a whole) of this Forbearance Agreement, the Series 2013-A Supplement and the other Series 2013-A Related Documents taken as a whole or the rights or remedies of the Administrative Agent, the Series 2013-A Noteholders or the Trustee under the Series 2013-A Related Documents taken as a whole.

“Other Events” means any Amortization Event, Series 2013-A Amortization Event, any Series 2013-A Liquidation Event, any Group I Amortization Event, any Group I Leasing Company Amortization Event, any Additional Group I Amortization Event, any Group I Liquidation Event, Series 2013-G1 Operating Lease Event of Default, any Series 2013-G1 Lease Payment Default and Series 2013-G1 Amortization Event, any Group I Administrator Default, any Series 2013-G1 Administrator Default or any Servicer Default, in each case, that is not a Specified Event or an Amortization Event that directly caused a Specified Event.

“Senior Credit Agreement” shall mean that certain Senior Credit Agreement, dated as of June 30, 2016 (as amended by the First Amendment, dated as of February 3, 2017, the Second Amendment, dated as of February 15, 2017, the Third Amendment, dated as of November 2, 2017 and the Senior Credit Facility Waiver and Amendment), among Hertz, the subsidiary borrowers from time to time party thereto, the several banks and other financial institutions from time to time parties thereto and Barclays Bank PLC, as administrative agent and as collateral agent and other parties thereto.

“Senior Credit Facility Waiver and Amendment” shall mean that certain waiver, forbearance and fourth amendment dated as of the date hereof by and among Hertz, the several banks and other financial institutions parties thereto as lenders, Barclays Bank PLC, as administrative agent and other parties party thereto in connection with the Senior Credit Agreement (prior to giving effect to the Senior Credit Facility Waiver and Amendment).

“Series 2013-A Monthly Interest” means the sum of the Class A Monthly Interest Amount, the Class B Monthly Interest Amount, the Class C Monthly Interest Amount and the Class D Monthly Interest Amount.

“Sidecar Facility Waiver and Amendment” shall mean that certain waiver, forbearance and first amendment, dated as of the date hereof, by and among Hertz, the several banks and other financial institutions parties thereto as lenders, Credit Agricole Corporate and Investment Bank, as administrative agent and other parties party thereto in connection with that certain credit agreement, dated as of June 30, 2016, among Hertz, the subsidiary borrowers from time to time parties thereto, the several banks and other financial institutions from time to time parties thereto and Credit Agricole Corporate and Investment Bank, as administrative agent.

“Specified Events” means any Series 2013-A Liquidation Event resulting solely from an Amortization Event arising out of (i) the Specified Lease Default, (ii) the occurrence or continuance of a Group I Aggregate Asset Amount Deficiency or (iii) the failure to instruct the Trustee to draw any Series 2013-A Letter of Credit on April 27, 2020 in respect of a Series 2013-A Lease Principal Payment Deficit resulting from the Specified Lease Payment Default in accordance with Section 5.5(b) of the Series 2013-A Supplement.

SECTION 2.                  Forbearances.

(a)               Subject to the terms of this Forbearance Agreement, the Forbearing Parties hereby agree to forbear (the “Forbearance”) from exercising any of their default-related rights and remedies involving the sale or other liquidation of Group I Collateral or Series 2013-G1 Collateral, the directing or otherwise consenting to the sale or other liquidation of Group I Collateral or Series 2013-G1 Collateral or the termination of Hertz's rights as Lessee under the Series 2013-G1 Lease (whether individual, collective or otherwise) under any of the Series 2013-A Related Documents, or available at equity or law, in each case to the extent such rights and remedies arise as a result of any of the Specified Events and solely during the period commencing on the date hereof and ending on the Forbearance Termination Date.

(b)               The Forbearing Parties hereby instruct (the “Direction”) BNYM (in all of its capacities under the Series 2013-A Related Documents), HVF (in its capacity as Lessor under the Group I HVF Lease) and HVF II (in its capacity as Series 2013-G1 Noteholder) each to forbear from directing or consenting to the exercise of any default-related rights or remedies involving the sale or other liquidation of Group I Indenture Collateral or Series 2013-G1 Collateral (as defined in the HVF Series 2013-G1 Supplement), the directing or otherwise consenting to the liquidation of Group I Indenture Collateral or Series 2013-G1 Collateral (as defined in the HVF Series 2013-G1 Supplement) or the termination of Hertz's rights as Group I Lessee, in each case, to the extent such rights and remedies arise as a result of any of the Specified Events to the same extent and for so long as the Forbearance Termination Date has not occurred.

(c)               HVF II hereby instructs BNYM to notify HVF II, Hertz and the Administrative Agent of any request or direction received by BNYM to exercise remedies or otherwise take any action inconsistent with the Forbearance agreed to by the Forbearing Parties pursuant to Section 2(a) hereof.

(d)               For the avoidance of doubt and notwithstanding anything to the contrary herein, the parties hereto hereby acknowledge and agree that none of the Forbearing Parties hereby forbears with respect to any of their rights or remedies except to the extent expressly set forth in Section 2(a) hereof, and, except as specifically set forth in this Forbearance Agreement, neither this Forbearance Agreement nor any actions taken in accordance with this Forbearance Agreement shall be construed as a waiver of or consent to the Specified Events, any Specified Lease Default, the occurrence or continuance of a Group I Aggregate Asset Amount Deficiency or any other existing or future defaults, events of default or other breaches or violations under the Series 2013-A Related Documents (including, but not limited to, any Other Event).

SECTION 3.                  Representations and Warranties. To induce the other parties hereto to enter into this Forbearance Agreement, Hertz and each other Hertz Party hereby represents and warrants, on the Forbearance Effective Date, to the Administrative Agent and each other Forbearing Party that:

(a)               Hertz and each other Hertz Party has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this Forbearance Agreement, and each such Hertz Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Forbearance Agreement. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Forbearing Party in connection with the execution, delivery, performance, validity or enforceability of this Forbearance Agreement, hereunder, except for consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect and the execution, delivery and performance by Hertz and each other Hertz Party party hereto of this Forbearance Agreement will not violate any Requirement of Law or Contractual Obligation of such Hertz Party in any respect that would reasonably be expected to have a Material Adverse Effect. This Forbearance Agreement has been duly executed and delivered by each Hertz Party; and

(b)               this Forbearance Agreement constitutes a legal, valid and binding obligation of Hertz and each other Hertz Party, enforceable against such Hertz Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 4.                  Covenants.

(a)               Delivery of Information. During the Forbearance Period:

(i)                 Cash Flow Forecast. No later than 5:00 p.m. (New York time) on May 6, 2020, Hertz shall prepare and deliver to the Administrative Agent and the Forbearing Noteholders a 13-week consolidated cash flow forecast in a form consistent with the internal reports of Hertz provided to the Administrative Agent on April 27, 2020 (the “Cash Flow Forecast”), which shall reflect Hertz’s good faith projection of all weekly cash receipts and disbursements in connection with the operation of its business. In addition to any and all reporting requirements set forth in this Forbearance Agreement, by no later than 5:00 p.m. (New York time) on Wednesday (or if any given Wednesday is not a Business Day, not later than 5:00 p.m. (New York time) on the next Business Day) of each calendar week (commencing with May 13, 2020 until the Forbearance Termination Date), Hertz shall provide to the Administrative Agent and the Forbearing Noteholders a report, in a form consistent with the internal reports of Hertz provided to the Administrative Agent on April 27, 2020, comparing Hertz’s actual cash receipts and disbursements for the immediately preceding week with the projected cash receipts and disbursements for such week as set forth in the Cash Flow Forecast.

(ii)              Weekly Projections. The Hertz Parties covenant and agree that, by no later than 5:00 p.m. (New York time) on Wednesday (or if any given Wednesday is not a Business Day, not later than 5:00 p.m. (New York time) on the next Business Day) of each calendar week (commencing with May 6, 2020 until the Forbearance Termination Date), Hertz shall, or shall cause any financial advisors, consultants or investment bankers that are representing any or all of Hertz and its affiliates (collectively, the “Financial Advisors”), to prepare and deliver to the Administrative Agent and the Forbearing Noteholders a liquidity report (the “Liquidity Report”), for the immediately preceding week, in a form consistent with the liquidity report of Hertz provided to the Administrative Agent on April 27, 2020, which such report shall include information with respect to deposit and other bank accounts of the Loan Parties and the Restricted Subsidiaries (each as defined in the Senior Credit Agreement) each which maintain an average daily balance in excess of $2,500,000 and securities accounts of the Loan Parties and the Restricted Subsidiaries each which maintain securities or other assets having an aggregate value in excess of $2,500,000 (the “Accounts”), including (1) each Loan Party and Restricted Subsidiary that is the holder of an Account, (2) the balance of each Account as of the date of such report and (3) whether each Account is located in the United States or a foreign jurisdiction.

(iii)            Updated Monthly Report. Promptly following the date hereof (but in no event later than 3 days following the date hereof), HVF shall prepare and deliver to the Administrative Agent and the Forbearing Noteholders an updated Monthly Noteholders’ Statement for the month of April with respect to the Series 2013-A Notes reflecting updated calculations presented as of April 27, 2020.

(iv)             April 2020 Fleet Reporting. On or prior to 5:00 p.m. (New York time) on May 6, 2020 (or if such day is not a Business Day, not later than 5:00 p.m. (New York time) on the next Business Day), Hertz shall prepare and deliver to the Administrative Agent and the Forbearing Noteholders a fleet data report, in a form consistent with the quarterly fleet data packages historically uploaded by Hertz to its ABS investor reporting website and described on such website as “Standard Investor Fleet Data Package.”

(v)               Weekly Fleet Reporting. During the period prior to the Forbearance Termination Date, by no later than 5:00 p.m. (New York time) on Wednesday (or if any given Wednesday is not a Business Day, not later than 5:00 p.m. (New York time) on the next Business Day) of each calendar week, HVF II shall prepare and deliver to the Administrative Agent and the Forbearing Noteholders certain reports, setting forth the substantive information (as of the immediately preceding Business Day) identified in the forms attached as Exhibit A hereto.

(b)               Participation in Meetings. During the Forbearance Period, Hertz and the other Hertz Parties covenant and agree to hold and participate in (and shall authorize and cause the Financial Advisors to participate in) a weekly conference call with the Administrative Agent and its representatives and advisors, with such calls to be held at a time to be mutually agreed by Hertz and the Administrative Agent, which discussions shall include, without limitation, a discussion regarding any plans to address the Group I Aggregate Asset Amount Deficiency.

(c)               Access to Information. Without limiting the Administrative Agent and the Series 2013-A Noteholders’ rights under the Series 2013-A Supplement and other Series 2013-A Related Documents, during the Forbearance Period, Hertz and the Hertz Parties each hereby covenant and agree to: (i) furnish to the Administrative Agent and its Representatives such financial, operating, restructuring, liability management and property-related data and other information as such persons may reasonably request, and (ii) irrevocably authorize and direct Hertz’s employees and Financial Advisor to cooperate reasonably with the Administrative Agent and its Representatives in respect of the aforementioned clause (i). For purposes of this Section 4(c), the term “Representatives” shall mean the Administrative Agent’s employees, agents, representatives, advisors and the Agent Financial Advisor.

(d)               Public Reporting. On or before the second (2nd) Business Day following the date of this Forbearance Agreement, Hertz shall file a current report on Form 8-K disclosing all the material terms of the transactions contemplated by this Forbearance Agreement in the appropriate manner under the Securities Exchange Act of 1934, as amended, and attaching this Forbearance Agreement as an exhibit thereto.

(e)               Third-Party Market Value Procedures. The Hertz Parties shall continue complying with the Series 2013-A Third-Party Market Value Procedures in all material respects and shall promptly provide the Series 2013-A Non-Program Fleet Market Value and the Series 2013-A Third-Party Market Value resulting therefrom to the Administrative Agent and the Forbearing Noteholders.

(f)                Restricted Payments. Each of HVF and HVF II agree that until the Forbearance Termination Date:

(i)                 It shall not, directly or indirectly, voluntarily purchase, repurchase, redeem, defease or otherwise voluntarily acquire or retire for value (x) any Indebtedness prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment or (y) any Capital Stock;

(ii)              It shall not, directly or indirectly, make any distributions or dividends;

(iii)            Any proceeds of any draw on the Series 2013-A Letters of Credit and the proceeds of any withdrawal from the Series 2013-A L/C Cash Collateral Account with respect to any Series 2013-A Lease Principal Payment Deficit shall be deposited into the Series 2013-A Principal Collection Account and, on the date of such deposit into the Series 2013-A Principal Collection Account, such amounts shall then be deposited into the Series 2013-A Reserve Account in accordance with clause (b) of Section 5.2 of the Series 2013-A Supplement; and

(iv)             HVF II shall retain in the Series 2013-A Principal Collection Account any amounts available to be released to it pursuant to clause (i) of Section 5.2 of the Series 2013-A Supplement on any Payment Date and shall apply such amounts on the following Payment Date in accordance with such Section 5.2 as available funds on deposit therein.

(g)               Forbearance Fee. HVF II agrees to pay to the Class A Funding Agent with respect to each Forbearing Noteholder the “Forbearance Fee” specified in the Forbearance Fee Letter, dated as of the date hereof, between Hertz and the Administrative Agent (which amount, for the avoidance of doubt, represents a single, aggregate payment obligation to all Conduit Investors and Committed Note Purchasers relating to such Forbearing Noteholder, regardless of Class or Investor Group).

(h)               Expenses. During the Forbearance Period, Hertz shall pay (or cause to be paid), within one (1) Business Day of receipt of an invoice, the reasonable and documented fees, charges and disbursements of (i) Latham & Watkins LLP, as counsel to the Administrative Agent and (ii) Davis Polk & Wardwell LLP, as special bankruptcy counsel to the Administrative Agent.

(i)                 Most Favored Nation. Hertz hereby represents and warrants as of the Forbearance Effective Date none of the terms (including, but not limited to, any compensation) offered to any Person with respect to the Alternate LC Facility Waiver Amendment, the LC Facility Waiver and Amendment, the Senior Credit Facility Waiver and Amendment and the Sidecar Facility Waiver and Amendment (each a “Waiver Document”) relating to the terms, conditions and transactions contemplated hereby, is or will be more favorable to such Person than those afforded to the Forbearing Noteholders hereunder (as reasonably determined by Hertz and the Administrative Agent, acting together). Hertz covenants and agrees from and after the Forbearance Effective Date that the Series 2013-A Supplement and this Forbearance Agreement (as applicable) shall be, without any further action by any of the parties party hereto, deemed amended and modified in an equivalent manner such that the Forbearing Parties shall receive the benefit of the more favorable terms contained in any other Waiver Document as it relates to the terms, conditions and transactions contemplated hereby. Notwithstanding the foregoing, Hertz agrees, at its expense, to take such other actions as the Administrative Agent may reasonably request to further effectuate the foregoing.

SECTION 5.                  Conditions to Effectiveness of this Forbearance Agreement. This Forbearance Agreement shall become effective on the date (such date, the “Forbearance Effective Date”) on which the following conditions have been satisfied or waived:

(a)               Execution of this Forbearance Agreement. The Administrative Agent (or its counsel) shall have received this Forbearance Agreement executed and delivered by a duly authorized officer of the Hertz Parties, the Administrative Agent and the Required Controlling Class Series 2013-A Noteholders.

(b)               Representations and Warranties. The representations and warranties of Hertz and each other Hertz Party party hereto set forth in Section 3 of this Forbearance Agreement are true and correct.

(c)               [Reserved].

(d)               Closing Certificate. The Administrative Agent shall have received a certificate signed by a duly authorized officer of each Hertz Party as to the matters set forth in paragraph (b) of this Section 5.

(e)               Execution and effectiveness of other documents. Substantially simultaneously with the effectiveness of this Forbearance Agreement, the LC Facility Waiver and Amendment, the Alternate LC Facility Waiver and Amendment, the Senior Credit Facility Waiver and Amendment and the Sidecar Facility Waiver and Amendment shall have become effective and shall be in full force and effect and, in each case, shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 6.                  Limited Forbearance. This Forbearance Agreement is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Series 2013-A Supplement or the other Series 2013-A Related Document or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or remedies not expressly subject to the Forbearance under Section 2(a) hereof which any of the Administrative Agent, the Series 2013-A Noteholders or any other Person now have or may have in the future under or in connection with the Series 2013-A Supplement or the other Series 2013-A Related Document or any of the other instruments or agreements referred to therein including, but not limited, with respect to the Specified Events, any Specified Lease Default, the occurrence or continuance of a Group I Aggregate Asset Amount Deficiency or any other existing or future defaults, events of default or other breaches or violations under the Series 2013-A Related Documents (including, but not limited to, any Other Event).

SECTION 7.                  Termination. This Forbearance Agreement shall become effective on the Forbearance Effective Date, and shall terminate and shall be void automatically, immediately and without further action as of the earliest to occur of any of the following (such earliest date, the “Forbearance Termination Date” and, such period from and including the Forbearance Effective Date to but excluding the Forbearance Termination Date, the “Forbearance Period”):

(i)                 11:59 P.M. (New York time) on May 22, 2020;

(ii)              the occurrence of any Other Event;

(iii)            if (x) any proceeds of any draw on the Series 2013-A Letters of Credit or (y) any proceeds of any withdrawal from the Series 2013-A L/C Cash Collateral Account with respect to any Series 2013-A Lease Principal Payment Deficit are not deposited into the Series 2013-A Principal Collection Account or are not then deposited into the Series 2013-A Reserve Account in accordance with clause (b) of Section 5.2 of the Series 2013-A Supplement, in each case, within two (2) Business Days of such draw or withdrawal;

(iv)          the failure of Hertz or any other Hertz Party to comply timely with any term, condition, or covenant set forth in this Forbearance Agreement and, with respect to the failure to (x) timely deliver the reports and statements to be provided in accordance with Section 4(a) of this Forbearance Agreement or (y) furnish the information or cooperation to be provided in accordance with Section 4(c) of this Forbearance Agreement, in each case, such failure shall continue unremedied for a period of three (3) Business Days following the date on which written notice of such failure is given to Hertz by the Administrative Agent; provided that, with respect to the information provided in accordance with Section 4(a) or Section 4(c) of this Forbearance Agreement, it is understood that such information is provided for informational purposes only and no breach of this clause (iv) will result as a result of such information;

(v)          if any representation or warranty made by any Hertz Party in Section 3 hereof is inaccurate or incorrect or is breached or is false or misleading as of the date made;

(vi)        an Event of Bankruptcy occurs with respect to any Hertz Party;

(vii)      the failure to pay on May 5, 2020, the invoiced reasonable and documented fees, charges and disbursements of Latham & Watkins LLP, as counsel to the Administrative Agent;

(viii)     the failure to pay on May 5, 2020 an amount of Monthly Variable Rent that was due on April 27, 2020 sufficient to cause the payment of the Series 2013-A Monthly Interest and all interest on all other Group I Notes that was due on April 27, 2020; or

(ix)       the termination of any of (w) the Alternate LC Facility Waiver and Amendment, (x) the LC Facility Waiver and Amendment, (y) the Sidecar Facility Waiver and Amendment or (z) Senior Credit Facility Waiver and Amendment (in each case, in effect as of the date hereof) or, in each case, the termination of any waiver or forbearance by any lender or secured party provided thereunder.

The Hertz Parties each agree that on and from the Forbearance Termination Date any or all of the secured parties (including the Forbearing Parties) may at any time proceed to exercise any and all of the respective rights and remedies under the Series 2013-A Related Documents and/or applicable law, including, without limitation, their respective rights and remedies with respect to the Specified Events. The Hertz Parties further agree that nothing herein shall be construed to limit any rights or remedies available to the Series 2013-A Noteholders pursuant to the Series 2013-A Related Documents in connection with the occurrence of any Other Event. Notwithstanding anything herein to the contrary, Sections 4(e), 4(f), 9, 10, 11, 12, 13, 14, 16, 18, 19, 20 hereof shall survive the Forbearance Termination Date and the termination of this Forbearance Agreement.

SECTION 8.                  Requisite Majority. The Forbearing Noteholders constitute both the Series 2013-A Required Noteholders and the Required Controlling Class Series 2013-A Noteholders (and therefore, the Required Series Noteholders with respect to the Series 2013-A Notes).

SECTION 9.                  Effect on Series 2013-A Related Documents.

(a)               Each and every term, condition, obligation, covenant and agreement contained in the Series 2013-A Supplement or any other Series 2013-A Related Document is hereby ratified and reaffirmed in all respects by the Hertz Parties and shall continue in full force and effect in accordance with its terms and nothing herein can or may be construed as a novation thereof. Except as expressly set forth herein with respect to the Forbearance, this Forbearance Agreement (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Series 2013-A Noteholders, the Administrative Agent or the Trustee under the Series 2013-A Supplement or any other Series 2013-A Related Documents, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Series 2013-A Supplement or any other provision of the Series 2013-A Supplement or any other Series 2013-A Related Document. Each Hertz Party reaffirms and ratifies on the Forbearance Effective Date the Group I Note Obligations and each of its other obligations under the Series 2013-A Supplement and the other Series 2013-A Related Documents to which it is party and the validity, enforceability and perfection of the liens granted by it pursuant to the Series 2013-A Supplement and each other Series 2013-A Related Documents. Each of the Hertz Parties hereby consents to this Forbearance Agreement and confirms that all obligations of such Hertz Party under the Series 2013-A Supplement and the other Series 2013-A Related Documents to which such Hertz Party is a party shall continue to apply to such Series 2013-A Supplement and such other Series 2013-A Related Documents.

(b)       Without limiting the foregoing, each of the Hertz Parties hereby (i) acknowledges and agrees that all of its obligations under the Series 2013-A Supplement and the other Series 2013-A Related Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each lien granted by such Hertz Party and reaffirms the guaranties, if any, made by such Hertz Party, (iii) acknowledges and agrees that the grants of security interests by and the guaranties, if any, of such Hertz Party contained in the Series 2013-A Supplement and the other Series 2013-A Related Documents are, and shall remain, in full force and effect after giving effect to this Forbearance Agreement, and (iv) agrees that the Group I Note Obligations, the Guaranteed Obligations (as defined in the Group I HVF Lease), the Series 2013-G1 Note Obligations (as defined in the Group I HVF Lease) and Hertz’s obligations with respect to the Group I HVF Lease, including, among other things and without limitation, the due and punctual performance and observation of all of the terms, conditions, covenants, agreements and indemnities applicable to (A) Hertz in its roles as Group I Administrator, Group I Lessee, Servicer (as defined in the Group I HVF Lease), Guarantor (as defined in the Group I HVF Lease), and Series 2013-G1 Administrator, (B) HVF in its roles as Lessor under (and as defined in) the Group I HVF Lease and Issuer of the HVF Series 2013-G1 Note under the HVF Series 2013-G1 Related Documents, (C) HVF II in its roles as Issuer and Series 2013-G1 Noteholder and (D) DTG in its role as Group I Lessee, in each case, are, and shall remain, in full force and effect after giving effect to this Forbearance Agreement.

SECTION 10.              Severability. If any term or provision of this Forbearance Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Forbearance Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

SECTION 11.              Governing Law. THIS FORBEARANCE AGREEMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS FORBEARANCE AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

SECTION 12.              Entire Agreement. This Forbearance Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and supersedes any prior agreements, whether written or oral with respect to the subject matter hereof. This Forbearance Agreement cannot be amended, supplemented or otherwise modified without the written agreement of each party hereto.

SECTION 13.              Counterparts; Electronic Execution. This Forbearance Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Waiver and Amendment by facsimile or any other electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Forbearance Agreement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 14.              Costs and Expenses. Hertz hereby irrevocably consents to the retention of Ankura Consulting Group, LLC (the “Agent Financial Advisor”) as the Administrative Agent’s financial advisor during the Forbearance Period, and, in addition to, and not in lieu of, the terms of the Series 2013-A Related Documents relating to the reimbursement of Administrative Agent’s fees and expenses, Hertz agrees to reimburse the Administrative Agent for the reasonable and documented fees and disbursements of the Agent Financial Advisor incurred during the Forbearance Period, and Hertz agrees to pay a retainer of up to $200,000 within two Business Days after the execution of a written engagement letter with the Agent Financial Advisor; provided that such fees paid to the Agent Financial Advisor shall not exceed $200,000 in the aggregate.

SECTION 15.              Headings. The headings of this Forbearance Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 16.              [Reserved].

SECTION 17.              Successors. All agreements of each Forbearing Party hereunder shall bind the successors and assigns of such Forbearing Party and each Forbearing Party agrees to inform each successor and assign of the agreements set forth in this Forbearance Agreement. Each Forbearing Party agrees that it shall not offer, sell or otherwise transfer, pledge or hypothecate any of its Series 2013-A Notes to any Person unless such Person agrees in writing to be bound by the terms of this Forbearance Agreement. Each Forbearing Party agrees and acknowledges that the agreements set forth herein shall apply in respect of all Series 2013-A Notes owned by such Forbearing Party from time to time prior to the Forbearance Termination Date.

SECTION 18.              Release. In consideration of the agreements of the Administrative Agent and the Forbearing Noteholders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Hertz Party, on behalf of itself and its successors and assigns (Hertz and the other Hertz Parties being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent, each Forbearing Noteholders and each of their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (the Administrative Agent, the Forbearing Noteholders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Releasing Party may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arose or occurred at any time on or prior to the Forbearance Effective Date, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Forbearance Agreement, the Series 2013-A Supplement, any of the other Series 2013-A Related Documents or any of the transactions hereunder or thereunder.

Hertz and the each other Hertz Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

Hertz and each other Hertz Party agree that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

Each of the Releasing Parties hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to this Section 18. If any Releasing Party violates the foregoing covenant, Hertz and the other Hertz Parties, for themselves, and their respective successors and assigns, present and former members, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives, agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

SECTION 19.              Course of Dealing. Each of Hertz and the other Hertz Parties acknowledge and agree that neither the execution nor the delivery by the Administrative Agent and the Forbearing Noteholders party hereto of this Forbearance Agreement shall be deemed to create a course of dealing or otherwise obligate the Administrative Agent, any Series 2013-A Noteholder or any other Person to execute similar documents under the same or similar circumstances in the future.

SECTION 20.              Confirmation of Holdings. Each of the undersigned Forbearing Parties represents that it holds Series 2013-A Notes in the amount set forth on its respective signature page.

SECTION 21.              Action and Declaration of Effectiveness by Administrative Agent. Each of the Forbearing Noteholders party hereto (constituting the Series 2013-A Required Noteholders and the Required Controlling Class Series 2013-A Noteholders) hereby direct the Administrative Agent to enter into this Forbearance Agreement. The Administrative Agent is hereby authorized and directed to declare the Forbearance to be effective (and the Forbearance Effective Date shall occur) when it has received documents confirming or evidencing, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in Section 5. Such declaration shall be final, conclusive and binding upon all parties to this Forbearance Agreement for all purposes. Each Forbearing Noteholders that has signed and released its signature page to this Forbearance Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Forbearing Noteholder.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HERTZ VEHICLE FINANCING LLC

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

HERTZ VEHICLE FINANCING II LP

By: HVF II GP CORP., its General Partner

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

DTG OPERATIONS, INC.

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

THE HERTZ CORPORATION

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

[SIGNATURE PAGES TO FORBEARANCE]

DEUTSCHE BANK AG, NEW YORK BRANCH, as the Administrative Agent

By:	/s/ Katherine Bologna
Name: Katherine Bologna
Title: Managing Director

By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title:

[SIGNATURE PAGES TO FORBEARANCE]

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Class A Committed Note Purchaser, as a Class B Committed Note Purchaser, as a Class C Committed Note Purchaser and as a Class D Committed Note Purchaser

By:	/s/ Katherine Bologna
Name: Katherine Bologna
Title: Managing Director

By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Class A Funding Agent, as a Class B Funding Agent, as a Class C Funding Agent and as a Class D Funding Agent

By:	/s/ Katherine Bologna
Name: Katherine Bologna
Title: Managing Director

By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title:

Series 2013-A Principal Amount with respect to such Investor Group:

Class A: $217,499,987.49

Class B: $13,750,000.00

Class C: $18,749,998.77

Class D: 130,000,000.00

[SIGNATURE PAGES TO FORBEARANCE]

BARCLAYS BANK PLC, as a Class A Funding Agent, as a Class B Funding Agent and as a Class C Funding Agent

By:	/s/ John McCarthy
Name: John McCarthy
Title: Director

SHEFFIELD RECEIVABLES COMPANY LLC,
as a Class A Conduit Investor, as a Class B Conduit Investor and as a Class C Conduit Investor

By:	/s/ John McCarthy
Name: John McCarthy
Title: Director

BARCLAYS BANK PLC,
as a Class A Committed Note Purchaser, as a Class B Committed Note Purchaser and as a Class C Committed Note Purchaser

By:	/s/ John McCarthy
Name: John McCarthy
Title: Director

Series 2013-A Principal Amount with respect to such Investor Group:

Class A: $210,562,082.32

Class B: $13,311,395.97

Class C: $18,151,903.64

[SIGNATURE PAGES TO FORBEARANCE]

THE BANK OF NOVA SCOTIA, as a Class A Funding Agent, as a Class B Funding Agent and as a Class C Funding Agent

By:	/s/ Douglas Noe
Name: Douglas Noe
Title: Managing Director

LIBERTY STREET FUNDING LLC, as a Class A Conduit Investor, as a Class B Conduit Investor and as a Class C Conduit Investor

By:	/s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Class A Committed Note Purchaser, as a Class B Committed Note Purchaser and as a Class C Committed Note Purchaser

By:	/s/ Douglas Noe
Name: Douglas Noe
Title: Managing Director

Series 2013-A Principal Amount with respect to such Investor Group:
Class A: $217,500,000

Class B: $13,750,000

Class C: $18,750,000

[SIGNATURE PAGES TO FORBEARANCE]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser, as a Class B Committed Note Purchaser and as a Class C Committed Note Purchaser

By:	/s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent, as a ClassB Funding Agent and as a Class C Funding Agent

By:	/s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a Class A Conduit Investor, as a Class B Conduit Investor and as a Class C Conduit Investor

By:	Credit Agricole Corporate and
Investment Bank, as Attorney-in-Fact

By:	/s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

Series 2013-A Principal Amount with respect to such Investor Group:

Class A: $217,499,987.08

Class B: $13,749,999.14

Class C: $18,749,999.88

[SIGNATURE PAGES TO FORBEARANCE]

ROYAL BANK OF CANADA, as a Class A Funding Agent, as a Class B Funding Agent and as a Class C Funding Agent

By:	/s/ Kevin P Wilson
Name: Kevin P Wilson
Title: Authorized Signatory

By:	/s/ Edward V. Westerman
Name: Edward V. Westerman
Title: Authorized Signatory

OLD LINE FUNDING, LLC, as a Class A Conduit Investor, as a Class B Conduit Investor and as a Class C Conduit Investor

By:	/s/ Kevin P Wilson
Name: Kevin P Wilson
Title: Authorized Signatory

ROYAL BANK OF CANADA, as a Class A Committed Note Purchaser, as a Class B Committed Note Purchaser and as a Class C Committed Note Purchaser

By:	/s/ Kevin P Wilson
Name: Kevin P Wilson
Title: Authorized Signatory

By:	/s/ Edward V. Westerman
Name: Edward V. Westerman
Title: Authorized Signatory

Series 2013-A Principal Amount with respect to such Investor Group:

Class A: $217,500,000

Class B: $13,750,000

Class C: $18,750,000

[SIGNATURE PAGES TO FORBEARANCE]

MIZUHO BANK, LTD., as a Class A Funding Agent, as a Class B Funding Agent and as a Class C Funding Agent

By:	/s/ Richard A. Burke
Name: Richard A. Burke
Title: Managing Director

MIZUHO BANK, LTD., as a Class A Committed Note Purchaser, as a Class B Committed Note Purchaser and as a Class C Committed Note Purchaser

By:	/s/ Richard A. Burke
Name: Richard A. Burke
Title: Managing Director

Series 2013-A Principal Amount with respect to such Investor Group:

Class A: $217,500,000.00

Class B: $13,750,000.00

Class C: $18,750,000.00

[SIGNATURE PAGES TO FORBEARANCE]

BNP PARIBAS, as a Class A Funding Agent, as a Class B Funding Agent and as a Class C Funding Agent

By:	/s/ Chris Fukuoka
Name:	Chris Fukuoka
Title:	Vice President

By:	/s/ Steven Parsons
Name:	Steven Parsons
Title:	Managing Director

STARBIRD FUNDING CORPORATION, as a Class A Conduit Investor, as a Class B Conduit Investor and as a Class C Conduit Investor

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

BNP PARIBAS, as a Class A Committed Note Purchaser, as a Class B Committed Note Purchaser and as a Class C Committed Note Purchaser

By:	/s/ Chris Fukuoka
Name:	Chris Fukuoka
Title:	Vice President

By:	/s/ Steven Parsons
Name:	Steven Parsons
Title:	Managing Director

Series 2013-A Principal Amount with respect to such Investor Group:

Class A: $217,500,000

Class B: $13,750,000

Class C: $18,750,000

[SIGNATURE PAGES TO FORBEARANCE]

GOLDMAN SACHS BANK USA, as a Class A Funding Agent, as a Class B Funding Agent and as a Class C Funding Agent

By:
Name:
Title:

GOLDMAN SACHS BANK USA, as a Class A Committed Note Purchaser, as a Class B Committed Note Purchaser and as a Class C Committed Note Purchaser

By:
Name:
Title:

Series 2013-A Principal Amount with respect to such Investor Group:

Class A: $217,499,987.07

Class B: $13,749,999.13

Class C: $18,749,998.87

[SIGNATURE PAGES TO FORBEARANCE]

LLOYDS BANK PLC, as a Class A Funding Agent, as a Class B Funding Agent and as a Class C Funding Agent

By:	/s/ Matthew Cooke
Name:	Matthew Cooke
Title:	MD - SPG

GRESHAM RECEIVABLES (NO.29) LTD, as a Class A Committed Note Purchaser, as a Class B Committed Note Purchaser and as a Class C Committed Note Purchaser

By:	/s/ Lisa Joseph Grant
Name:	Lisa Joseph Grant
Title:	Director

GRESHAM RECEIVABLES (NO.29) LTD, as a Class A Conduit Investor, as a Class B Conduit Investor and as a Class C Conduit Investor

By:	/s/ Lisa Joseph Grant
Name:	Lisa Joseph Grant
Title:	Director

Series 2013-A Principal Amount with respect to such Investor Group:

Class A: $217,500,000.00

Class B: $13,750,000.00

Class C: $18,750,000.00

[SIGNATURE PAGES TO FORBEARANCE]

CITIBANK, N.A., as a Class A Funding Agent, as a Class B Funding Agent and as a Class C Funding Agent

By:	/s/ Brett Bushinger
Name:	Brett Bushinger
Title:	Vice President

CITIBANK, N.A., as a Class A Committed Note Purchaser, as a Class B Committed Note Purchaser and as a Class C Committed Note Purchaser

By:	/s/ Linda Moses
Name:	Linda Moses
Title:	Vice President

CAFCO, LLC, as a Class A Conduit Investor, as a Class B Conduit Investor and as a Class C Conduit Investor

By: Citibank N.A., as attorney-in-fact

By:	/s/ Linda Moses
Name:	Linda Moses
Title:	Vice President

CHARTA, LLC, as a Class A Conduit Investor, as a Class B Conduit Investor and as a Class C Conduit Investor

By: Citibank N.A., as attorney-in-fact

By:	/s/ Linda Moses
Name:	Linda Moses
Title:	Vice President

[SIGNATURE PAGES TO FORBEARANCE]

CIESCO, LLC, as a Class A Conduit Investor, as a Class B Conduit Investor and as a Class C Conduit Investor

By:	Citibank N.A., as attorney-in-fact

By:	/s/ Linda Moses
Name: Linda Moses
Title: Vice President

CRC FUNDING, LLC, as a Class A Conduit Investor, as a Class B Conduit Investor and as a Class C Conduit Investor

By:	Citibank N.A., as attorney-in-fact

By:	/s/ Linda Moses
Name: Linda Moses
Title: Vice President

Series 2013-A Principal Amount with respect to such Investor Group:

Class A: $130,500,000

Class B: $8,250,000

Class C: $11,250,000

[SIGNATURE PAGES TO FORBEARANCE]

CITIZENS BANK, N.A., as a Class A Committed Note Purchaser, as a Class B Committed Note Purchaser and as a Class C Committed Note Purchaser

By:
Name:
Title:

CITIZENS BANK, N.A., as a Class A Funding Agent, as a Class B Funding Agent and as a Class C Funding Agent

By:
Name:
Title:

Series 2013-A Principal Amount with respect to such Investor Group:

Class A: $217,499,987.05

Class B: $13,749,999.15

Class C: $18,749,998.89

[SIGNATURE PAGES TO FORBEARANCE]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Class A Committed Note Purchaser, as a Class B Committed Note Purchaser and as a Class C Committed Note Purchaser

By:	/s/ Robert Castro
Name: Robert Castro
Title: Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Class A Funding Agent, as a Class B Funding Agent and as a Class C Funding Agent

By:	/s/ Robert Castro
Name: Robert Castro
Title: Authorized Signatory

Series 2013-A Principal Amount with respect to such Investor Group:

Class A: $219,499,987.06

Class B: $13,749,999.17

Class C: $18,749,998.88

[SIGNATURE PAGES TO FORBEARANCE]

HSBC SECURITIES (USA) INC.,
as a Class A Funding Agent, as a Class B Funding Agent and as a Class C Funding Agent

By:	/s/ Michael Banchik
Name: Michael Banchik
Title: Managing Director
ID Code #22396

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Class A Committed Note Purchaser, as
a Class B Committed Note Purchaser and as a Class C Committed Note Purchaser

By:	/s/ Peter Hart
Name: Peter Hart
Title: Director

Series 2013-A Principal Amount with respect to such Investor Group:

Class A: $217,499,987.08

Class B: $13,749,999.14

Class C: $18,749,998.88

[SIGNATURE PAGES TO FORBEARANCE]

TRUIST BANK, as a Class A Funding Agent, a Class B Funding Agent and as a Class C Funding Agent

By:	/s/ John Malone
Name: John Malone
Title: Managing Director

TRUIST BANK, as a Class A Committed Note Purchaser, as a Class B Committed Note Purchaser and as a Class C Committed Note Purchaser

By:	/s/ John Malone
Name: John Malone
Title: Managing Director

Series 2013-A Principal Amount with respect to such Investor Group:

Class A: $217,500,000

Class B: $13,750,000

Class C: $18,750,000

[SIGNATURE PAGES TO FORBEARANCE]

MUFG BANK, LTD., as a Class A Funding Agent, as a Class B Funding Agent and as a Class C Funding Agent

By:	/s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

MUFG BANK, LTD., as a Class A Committed Note Purchaser, as a Class B Committed Note Purchaser and as a Class C Committed Note Purchaser

By:	/s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

GOTHAM FUNDING CORPORATION, as a Class A Conduit Investor, as a Class B Conduit Investor and as a Class C Conduit Investor

By:	/s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

Series 2013-A Principal Amount with respect to such Investor Group:

Class A: $217,499,987.06

Class B: $13,749,999.18

Class C: $18,749,9998.91

[SIGNATURE PAGES TO FORBEARANCE]

SCHEDULE I

Deutsche Bank AG, New York Branch

Citibank, N.A.

CHARTA, LLC

CAFCO, LLC

CRC FUNDING, LLC

CIESCO, LLC

The Bank of Nova Scotia

Liberty Street Funding LLC

Barclays Bank PLC

Sheffield Receivables Company LLC

Mizuho Bank, Ltd.

Goldman Sachs Bank USA

Credit Agricole Corporate and Investment Bank

Atlantic Asset Securitization LLC

Royal Bank of Canada

Old Line Funding, LLC

BNP Paribas

Starbird Funding Corporation

Lloyds Bank plc

Gresham Receivables (No. 29) Ltd

Citizens Bank, N.A.

Canadian Imperial Bank of Commerce, New York Branch

HSBC Securities (USA) Inc.

HSBC Bank USA, National Association

Truist Bank

SCHEDULE 1 - 1

Exhibit A

[See attached.]

Exhibit A-1

FMV Report*

Hertz

Data Warehouse

Group 1 FMV Report for RISK cars [ ], 2020

Manufacturer	Count of Vehicles	Risk_FMV	Risk_Cap_Cost_Amt	Risk_AD	Risk_NBV	OEM_FMV_Percentage	NADA Source Count	Blackbook Source Count	NBV Source Count
Acura									
Aston Martin									
Audi									
Bentley									
BMW									
BYD									
Chrysler									
Citroen									
Coda									
DAF									
Daihatsu									
Ferrari									
Fiat									
Ford									
GEM									
GM									
Hino									
Honda									
Hyundai									
Isuzu									
IVECO									
Jaguar									
Kia									
Lamborghini									
LandRover									
Lexus									
Lotus									
Maserati									
Mazda									
Mercedes									
Mini									
Mitsubishi									
Nissan									
Peugeot									
Porsche									
Renault									
Rolls-Royce									
Seat									
Skoda									
SMART									
Subaru									
Suzuki									
Tesla									
Toyota									
Volkswagen									
Volvo									
NON_SPECIFIED									
Overall									

* FMV report reflects fair market values obtained for the month of [X].

Exhibit A-2

Intra-Month Disposition Report

Hertz

Data Warehouse

Group 1 Intra-Month Disposition Report [__], 2020

ABS_Manufacturer_Code	Group Eligible NBV	Count of Vehicles	RISK_Disposition_Proceeds	RISK_Disposition_NBV	OEM_Disp_Percentage	GAAP_NBV	RISK_Disp_Proceeds_GAAP_NBV
Acura							
Aston Martin							
Audi							
Bentley							
BMW							
Chrysler							
Citroen							
DAF							
Daihatsu							
Ferrari							
Fiat							
Ford							
GM							
Hino							
Honda							
Hyundai							
Isuzu							
IVECO							
Jaguar							
Kia							
Lamborghini							
LandRover							
Lexus							
Lotus							
Maserati							
Mazda							
Mercedes							
Mini							
Mitsubishi							
Nissan							
Peugeot							
Porsche							
Renault							
Rolls-Royce							
Seat							
Skoda							
SMART							
Subaru							
Suzuki							
Tesla							
Toyota							
Volkswagen							
Volvo							
NON_SPECIFIED							
Overall